Exhibit 25.1

FORM T-1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2) ☐

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

700 South Flower Street Suite 500 Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

The Bank of New York Mellon Trust Company, N.A.

700 South Flower Street, Suite 500

Los Angeles, California 90017

Attn: The Bank of New York Trust Company, N.A.

213-630-6205

(Name, address and telephone number of agent for service)

BELO CORP.

(Exact name of obligor as specified in its charter)

Delaware	75-0135890
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

Belo Advertising Customer Services, Inc.

(Exact name of obligor as specified in its charter)

Delaware	41-2044092
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

Belo Capital Bureau, Inc.

(Exact name of obligor as specified in its charter)

Delaware	75-2677733
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

Belo Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware	75-2685039
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

Belo Kentucky, Inc.

(Exact name of obligor as specified in its charter)

Kentucky	05-0424395
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

Belo Management Services, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	75-2636936 (I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

Belo San Antonio, Inc.

(Exact name of obligor as specified in its charter)

Delaware	74-2966987
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

Belo Technology Assets II, Inc.

(Exact name of obligor as specified in its charter)

Delaware	51-0345043
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

Belo TV, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-3153345
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

Belo Ventures, Inc.

(Exact name of obligor as specified in its charter)

Delaware	75-2513424
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

Corporate Arena Associates, Inc.

(Exact name of obligor as specified in its charter)

Texas	75-2737076
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

KASW-TV, Inc.

(Exact name of obligor as specified in its charter)

Delaware	86-0971761
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

KENS-TV, Inc.

(Exact name of obligor as specified in its charter)

Delaware	75-2725396
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

KHOU-TV, Inc.

(Exact name of obligor as specified in its charter)

Delaware	26-0358601
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

King Broadcasting Company

(Exact name of obligor as specified in its charter)

Washington	91-0516604
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

King News Corporation

(Exact name of obligor as specified in its charter)

Washington	05-0473824
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

KMOV-TV, Inc.

(Exact name of obligor as specified in its charter)

Delaware	91-1664808
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

KMSB-TV, Inc.

(Exact name of obligor as specified in its charter)

Arizona	06-1196328
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

KONG-TV, Inc.

(Exact name of obligor as specified in its charter)

Delaware	91-2007595
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

KSKN Television, Inc.

(Exact name of obligor as specified in its charter)

Delaware	91-2159539
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

KTTU-TV, Inc.

(Exact name of obligor as specified in its charter)

Delaware	74-2990549
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

KTVK, Inc.

(Exact name of obligor as specified in its charter)

Delaware	75-2817451
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

KVUE Television, Inc.

(Exact name of obligor as specified in its charter)

Delaware	94-1442625
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

Northwest Cable News, Inc.

(Exact name of obligor as specified in its charter)

Delaware	27-0946005
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

NTV, Inc.

(Exact name of obligor as specified in its charter)

Delaware	54-0484328
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

Texas Cable News, Inc.

(Exact name of obligor as specified in its charter)

Delaware	75-2771112
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

WCNC-TV, Inc.

(Exact name of obligor as specified in its charter)

North Carolina	05-0440950
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

WFAA-TV, Inc.

(Exact name of obligor as specified in its charter)

Delaware	26-0357472
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

WVEC Television, Inc.

(Exact name of obligor as specified in its charter)

Delaware	75-2127624
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

WWL-TV, Inc.

(Exact name of obligor as specified in its charter)

Delaware	72-1264772
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)

Debt Securities

(Title of the Indenture Securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219
Federal Reserve Bank	San Francisco, California 94105
Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

3-15.	Not applicable.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-152875).

6.	The consent of the trustee required by Section 321(b) of the Act.

7.	A copy of the latest report of condition of the trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Houston, and State of Texas, on the 21st day of September, 2009.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Marcella Burgess
Name:	Marcella Burgess
Title:	Vice President

EXHIBIT 6

CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of Belo Corp., The Bank of New York Mellon Trust Company, N.A. hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Marcella Burgess
Marcella Burgess
Vice President

Houston, Texas

September 21, 2009